Exhibit (a)(1)(vi)
Notice of Withdrawal of Tender
Regarding Shares in HPS Corporate Lending Fund
For Clients of HPS Securities, LLC
Tendered Pursuant to the Offer to Purchase
Dated November 1, 2024
The Offer and withdrawal rights will expire on December 2, 2024 and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent by mail or e-mail by 11:59 p.m.,
Eastern Time, on December 2, 2024, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein
PLEASE MAIL OR E-MAIL COMPLETED FORMS TO THE FUND'S TRANSFER AGENT AT:
HPS Corporate Lending Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
E-mail: tenders@usbank.com
You are responsible for confirming that this Notice is received timely. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.
Ladies and Gentlemen:
Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name: _______________________________________________________________________________
Fund Account #: ____________________________________________________________________________
Account Name/Registration: ___________________________________________________________________
Address: ___________________________________________________________________________________
City, State, Zip ______________________________________________________________________________
Telephone Number: __________________________________________________________________________
Email Address: ______________________________________________________________________________
Financial Intermediary Firm Name: ______________________________________________________________
Financial Intermediary Account #: _______________________________________________________________
Financial Advisor Name: ______________________________________________________________________
Financial Advisor Telephone #: _________________________________________________________________
The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.
In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Notice of Withdrawal of Tender
Regarding Shares in HPS Corporate Lending Fund
For Clients of Charles Schwab & Co., Inc.,
National Financial Services LLC / Fidelity Brokerage Services LLC,
and Pershing, LLC Tendered Pursuant to the Offer to Purchase
Dated November 1, 2024
The Offer and withdrawal rights will expire on December 2, 2024 and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent by mail or e-mail by 11:59 p.m.,
Eastern Time, on December 2, 2024, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein
PLEASE MAIL OR E-MAIL COMPLETED FORMS TO THE FUND'S TRANSFER AGENT AT:
HPS Corporate Lending Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
E-mail: tenders@usbank.com
You are responsible for confirming that this Notice is received timely. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.
Ladies and Gentlemen:
Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name: _______________________________________________________________________________
Fund Account #: ____________________________________________________________________________
Account Name/Registration: ___________________________________________________________________
Address: ___________________________________________________________________________________
City, State, Zip ______________________________________________________________________________
Telephone Number: __________________________________________________________________________
Email Address: ______________________________________________________________________________
Financial Intermediary Firm Name: ______________________________________________________________
Financial Intermediary Account #: _______________________________________________________________
Financial Advisor Name: ______________________________________________________________________
Financial Advisor Telephone #: _________________________________________________________________
The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.
In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Notice of Withdrawal of Tender
Regarding Shares in HPS Corporate Lending Fund
For Clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated
 Tendered Pursuant to the Offer to Purchase
Dated November 1, 2024
The Offer and withdrawal rights will expire on December 2, 2024 and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent by mail or e-mail by 11:59 p.m.,
Eastern Time, on December 2, 2024, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein
PLEASE MAIL OR E-MAIL COMPLETED FORMS TO THE FUND'S TRANSFER AGENT AT:
HPS Corporate Lending Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
E-mail: tenders@usbank.com
You are responsible for confirming that this Notice is received timely. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.
Ladies and Gentlemen:
Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name: _______________________________________________________________________________
Fund Account #: ____________________________________________________________________________
Account Name/Registration: ___________________________________________________________________
Address: ___________________________________________________________________________________
City, State, Zip ______________________________________________________________________________
Telephone Number: __________________________________________________________________________
Email Address: ______________________________________________________________________________
Financial Intermediary Firm Name: ______________________________________________________________
Financial Intermediary Account #: _______________________________________________________________
Financial Advisor Name: ______________________________________________________________________
Financial Advisor Telephone #: _________________________________________________________________
The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.
In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Notice of Withdrawal of Tender
Regarding Shares in HPS Corporate Lending Fund
For Clients of Morgan Stanley Smith Barney LLC
 Tendered Pursuant to the Offer to Purchase
Dated November 1, 2024
The Offer and withdrawal rights will expire on December 2, 2024 and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent by mail or e-mail by 11:59 p.m.,
Eastern Time, on December 2, 2024, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein
PLEASE MAIL OR E-MAIL COMPLETED FORMS TO THE FUND'S TRANSFER AGENT AT:
HPS Corporate Lending Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
E-mail: tenders@usbank.com
You are responsible for confirming that this Notice is received timely. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.
Ladies and Gentlemen:
Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name: _______________________________________________________________________________
Fund Account #: ____________________________________________________________________________
Account Name/Registration: ___________________________________________________________________
Address: ___________________________________________________________________________________
City, State, Zip ______________________________________________________________________________
Telephone Number: __________________________________________________________________________
Email Address: ______________________________________________________________________________
Financial Intermediary Firm Name: ______________________________________________________________
Financial Intermediary Account #: _______________________________________________________________
Financial Advisor Name: ______________________________________________________________________
Financial Advisor Telephone #: _________________________________________________________________
The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.
In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date